Lantheus 2022 Investor Day May 17 | New York City Exhibit 99.1

Welcome & Opening Remarks Mark Kinarney Senior Director, Investor Relations

Safe Harbor and Non-GAAP Financial Measures Cautionary Statement Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by their use of terms such as “anticipate,” “believe,” “confident,” “continue,” “could,” “estimate,” “expect, ”guidance,” “intend,” “introduce,” “may,” “momentum,” “plan,” “predict,” “progress,” “project,” “promising,” “target,” “will,” “would” and other similar terms. Such forward-looking statements are based upon current plans, estimates and expectations that are subject to risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Risks and uncertainties that could cause our actual results to materially differ from those described in the forward-looking statements include: (i) continued market expansion and penetration for our established commercial products, particularly DEFINITY, in the face of segment competition and potential generic competition, including as a result of patent and regulatory exclusivity expirations; (ii) our ability to continue to grow PYLARIFY as a commercial product, including (A) our ability to obtain United States Food and Drug Administration (“FDA”) approval for additional positron emission tomography (“PET”) manufacturing facilities (“PMFs”) to manufacture PYLARIFY, (B) the ability of PMFs to manufacture PYLARIFY to meet product demand, (C) our ability to sell PYLARIFY to customers, and (D) our ability to obtain and maintain adequate coding, coverage and payment for PYLARIFY, and (E) our ability to establish PYLARIFY as a leading PSMA PET imaging agent in a competitive environment in which other PSMA PET imaging agents have been approved and additional ones are in development; (iii) the global Molybdenum-99 supply; (iv) our ability to use in-house manufacturing capacity and our ability to use our in-house manufacturing capacity; (v) our ability to successfully launch PYLARIFY AI as a commercial product; (vi) the continuing impact of the global COVID-19 pandemic on our business, supply chain, financial conditions and prospects; (vii) the efforts and timing for clinical development of our product candidates and new clinical applications for our products, in each case, that we may develop, including 1095 and LMI 1195, or that our strategic partners may develop, including flurpiridazfluorine-18 (“F 18”); (viii) our ability to identify and acquire or in-license additional diagnostic and therapeutic product opportunities in oncology and other strategic areas; (ix) the potential reclassification by the FDA of certain of our products and product candidates from drugs to devices with the expense, complexity and potentially more limited competitive protection such reclassification could cause; and (x) the risk and uncertainties discussed in our filings with the Securities and Exchange Commission (including those described in the Risk Factors section in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q). All trademarks, logos and service marks on this page are the property of their respective owners. Non-GAAP Financial Measures The Company uses non-GAAP financial measures, such as adjusted net income and its line components; adjusted net income per share - fully diluted; and free cash flow. The Company’s management believes that the presentation of these measures provides useful information to investors. These measures may assist investors in evaluating the Company’s operations, period over period. However, these measures may exclude items that may be highly variable, difficult to predict and of a size that could have a substantial impact on the Company’s reported results of operations for a particular period. Management uses these and other non-GAAP measures internally for evaluation of the performance of the business, including the allocation of resources and the evaluation of results relative to employee performance compensation targets. Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.

Today’s Agenda 9:00 AM Welcome and Opening Remarks Mark Kinarney, Senior Director, Investor Relations Vision and Strategy for the Next Phase of Growth Mary Anne Heino, President and CEO PYLARIFY – Prostate Cancer Franchise Overview Paul Blanchfield, Chief Commercial Officer Etienne Montagut, Chief Business Officer Aseem Anand, VP of Digital Solutions PYLARIFY Key Opinion Leader Panel Moderator: Bela Denes, M.D., VP, Medical Affairs E. David Crawford, M.D., Professor of Urology, University of California San Diego Michael Morris, M.D., Section Head, Prostate Cancer, Memorial Sloan Kettering Cancer Center 10:25 AM Q&A 10:45 AM Break 10:55 AM DEFINITY – Microbubble Franchise Overview Paul Blanchfield, Chief Commercial Officer Etienne Montagut, Chief Business Officer Uniquely Positioned for Radiopharmaceutical Renaissance Moderator: Bela Denes, M.D., VP, Medical Affairs Jean-Claude Provost, M.D., Interim Chief Medical Officer Executing the Growth Strategy Etienne Montagut, Chief Business Officer Financial Highlights Bob Marshall, CFO and Treasurer Closing Comments Mary Anne Heino, President and CEO 11:55 AM Q&A

Vision and Strategy for the Next Phase of Growth Mary Anne Heino President and CEO

Key Messages 65+ Years of Industry Leadership and Innovation from our diversified portfolio Proven Operational and Commercial Capabilities to capture significant growth opportunities and sustain them over the long-term Seasoned Leadership Team with deep expertise and strong execution track record of delivering long-term stakeholder value Committed to Optimizing Value by maximizing portfolio opportunities under our stewardship

Proven Management Team with Deep Industry Expertise Mary Anne Heino President and Chief Executive Officer 2013 Previously: Janssen, Centocor, Inc, Angleini, Labopharm Robert Marshall Chief Financial Officer and Treasurer 2018 Previously: Zimmerbiomet, Brown and Williamson Tobacco Etienne Montagut Chief Business Office 2018 Previously: GE Healthcare, Ipsen Daniel Niedzwiecki SVP – General Counsel and Corporate Secretary 2013 Previously: Weil, Gotshal & Manges, Palmer & Dodge Paul Blanchfield Chief Commercial Officer 2020 Previously: Takeda, Shire, McKinsey & Company Vivian Yao Chief Human Resources Officer 2021 Previously: Johnson & Johnson, Jabil, GE Carol Walker SVP – Quality 2015 Previously: Nova Biomedical, Siemens,  IMDx, Bayer Diagnostics Linda Lennox Chief of Staff & VP, Corporate Communications 2020 Previously: AMAG, Critical Therapeutics, Putnam Investments Jean-Claude Provost, M.D. Interim Chief Medical Officer 2022 Previously: Theranostics Consulting, GE Healthcare, Pfizer, Bayer, Merck-Serono Seasoned and Experienced with a Strong Track Record of Value Creation

Lantheus Holdings Snapshot (NASDAQ: LNTH) (1) Positron Emission Tomography (2) DRG Echo Monthly Monitor (3) As of 5/10/22 KEY STATISTICS First and best-in-class PSMA PET1 imaging agent for prostate cancer #1 Ultrasound enhancing agent in the U.S. for almost 20 years2 Emerging therapeutic platform and capabilities with AZEDRA Nearly 50 years of expertise in development and commercialization of radiopharmaceuticals REVENUE DIVERSIFICATION 25% YoY Growth TOP PRODUCTS ~$4.0B 600+ $425.2M $0.49 Market Cap3 Total Employees 2021 Revenue 2021 Adj. EPS 2020 2021 $425M DEFINITY TechneLite Other Precision Diagnostics Other Radiopharmaceutical Oncology Strategic Partnerships & Other PYLARIFY $339M

Where We Were, Where We Are, Where We Are Going (1) Pheochromocytoma and Paraganglioma A HISTORY OF INDUSTRY FIRSTS 2022 & ONWARD ACCELERATE POSITION DIVERSIFY 1956 Founded as New England Nuclear 1970 First commercially owned cyclotron begins producing radiopharmaceuticals 2021 First to launch a commercially available PSMA PET imaging agent in U.S. with PYLARIFY 1977 First to launch a radiopharmaceutical for non-invasive assessment of coronary artery disease with Thallium-201 1991 First to launch Technetium-99m labeled myocardial perfusion imaging agent in U.S. with CARDIOLITE 2001 Launched DEFINITY, the leading U.S. echocardiography contrast agent 2015 Lantheus becomes a NASDAQ listed company 2018 First to launch a radiopharmaceutical treatment for PPGL1 in U.S. with AZEDRA 2020 Lantheus acquires Progenics Pharmaceuticals

Competitive Advantages to Sustain Growth and Innovation Well Positioned to Find, Fight And Follow® Disease to Deliver Better Patient Outcomes with strong supply chain management DIVERSIFIED PRODUCT PORTFOLIO AND PIPELINE with expertise across the value chain RECOGNIZED LEADER IN RADIOISOTOPES with proven commercial and operational excellence SEASONED LEADERSHIP TEAM to launch new radiopharmaceutical products UNIQUELY POSITIONED

Our Strategy for Long-term Profitable Growth Poised to Take Advantage of Renaissance in Radiopharmaceuticals DIVERSIFY our portfolio and optimize value through business development and strategic partnerships POSITION as category leader by enhancing operational and commercial excellence ACCELERATE growth across our platforms

Experienced and Engaged Board of Directors SKILLS MATRIX Brian Markison Chairman of the Board CEO & Director of Osmotica Holdings, SCSp 2012 Mary Anne Heino President & CEO Lantheus Holdings 2015 Minnie Baylor-Henry President of B-Henry & Associates 2022 Dr. Gérard Ber Co-Founder & former COO, Advanced Accelerator Applications 2020 Samuel Leno Former EVP & COO, Boston Scientific 2012 Heinz Mäusli Former CFO, Advanced Accelerator Applications 2020 Julie McHugh Former President of Centocor, Inc. 2017 Gary J. Pruden Former EVP, Worldwide Chairman, Johnson & Johnson 2018 Dr. James H. Thrall Former Chairman of the Department of Radiology at the Massachusetts General Hospital 2018 Strategy Development & Planning M&A and Business Dev. Human Capital Mgmt. & Development Corporate Governance & ESG Sales & Marketing Supply Chain Mgmt. R&D Experience Technology Finance 89% 44% 33% Independent <5 Yr. Tenure Gender Diversity BOARD ATTRIBUTES

Key Takeaways 65+ Years of Industry Leadership and Innovation from our diversified portfolio Proven Operational and Commercial Capabilities to capture significant growth opportunities and sustain them over the long-term Seasoned Leadership Team with deep expertise and strong execution track record of delivering long-term stakeholder value Committed to Optimizing Value by maximizing portfolio opportunities under our stewardship

Prostate Cancer Franchise Paul Blanchfield Chief Commercial Officer Etienne Montagut Chief Business Officer Aseem Anand VP of Digital Solutions

Key Messages (1) Addressable market based on current management estimates, internal data and observed market price. Significant Market Opportunity $1.1B+ U.S. PSMA PET TAM1 #1 PSMA PET Imaging Agent with First Mover Advantage strong PYLARIFY adoption-to-date Significant Long-Term Growth Potential through partnerships and future market expansion

Prostate Cancer (PCa)
2nd Most Common Cancer in U.S Men

2022
Prostate Cancer Estimates[1,2]

~269K
new cases

~35K
deaths

3+ million
are living with prostate cancer today

1:8
diagnosed with the disease during his lifetime

60% 65+
demographic trends key factor in expected growth

1:41
will suffer a terminal fate from prostate cancer

Up to 50%
of patients will experience a recurrence

SIGNIFICANT OPPORTUNITY

- Prostate Cancer is a $20B+ market[3]
- Metastatic PCa particularly challenging with long-term survival <30%[4]
- Significant unmet need for:
  - Safe and effective diagnostics
  - Additional therapeutic options
- PYLARIFY creates opportunity to lead in PCa imaging and expand into PCa therapeutics and adjacent areas

Find, Fight and Follow® Serious Medical Conditions

(1) American Cancer Society. Cancer Facts & Figures 2022. American Cancer Society; Atlanta, Ga. 2022; (2) Ceci & Fanti. PSMA-PET/CT imaging in prostate cancer: why and when. Clinical and Translational Imaging volume 7, pages 377–379 (2019).; (3); National Cancer Institute – Financial Burden of Care (2020 estimate); (4) Cancer stat facts: prostate cancer. National Cancer Institute Surveillance, Epidemiology, and End Results Program. Accessed February 19, 2021. https://seer.cancer.gov/statfacts/html/prost.html

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

16

PSMA PET Imaging Can Enhance Therapeutic Decision Making

Conventional Imaging Challenges in PCa

In the biochemical recurrent (BCR) setting, conventional imaging offers limited utility, potentially compromising therapeutic decision making[1,2]

- Bone scans and CT scans can detect bone, nodal and soft tissue metastasis, but lack sensitivity for early lesion detection[3]
- Conventional imaging offers limited utility in detecting BCR lesions at PSA levels <1.0 ng/mL[4]
- CT scans and MRIs are less likely to detect metastatic tumors between 4-8 mm[3,5]

Advantages of PSMA PET Imaging

PET imaging has the potential to improve disease localization, thus enhancing therapeutic decision-making[1,2,6]

- PSMA PET can detect lesions between 4-8 mm, and therefore has a higher detection rate[3,5]
- PSMA PET is also effective at lower PSAs[3]

PYLARIFY Can Address Significant Unmet Medical Need

(1) Hofman MS, Lawrentschuk N, Francis RJ, et al; proPSMA Study Group Collaborators. Prostate-specific membrane antigen PET-CT in patients with high-risk prostate cancer before curative-intent surgery or radiotherapy (proPSMA): a prospective, randomised, multicentre study. Lancet. 2020;395(10231):1208-1216. doi:10.1016/S0140-6736(20)30314-7;; (2) ousseau E, Wilson D, Lacroix-Poisson F, et al. A prospective study on 18F-DCFPYL PSMA PET/CT imaging in biochemical recurrence of prostate cancer. J Nucl Med. 2019;60(11):1587-1593. doi:10.2967/jnumed.119.226381; (3) Mena E, Lindenberg ML, Turkbey IB, et al. 18F-DCFPYL PET/CT imaging in patients with biochemically recurrent prostate cancer after primary local therapy. J Nucl Med. 2020;61(6):881-889. doi:10.2967/jnumed.119.234799; (4) Taneja SS. Imaging in the diagnosis and management of prostate cancer. Rev Urol. 2004;6(3):101-113.; (5) Pienta KJ, Gorin MA, Rowe SP, et al. A phase 2/3 prospective multicenter study of the diagnostic accuracy of prostate specific membrane antigen PET/CT with 18F-DCFPYL in prostate cancer patients (OSPREY) [published online ahead of print, February 26, 2021]. J Urol. doi:10.1097/JU.0000000000001698; (6) Li R, Ravizzini GC, Gorin MA, et al. The use of PET/CT in prostate cancer. Prostate Cancer Prostatic Dis. 2018;21(1):4-21. doi:10.1038/s41391-017-0007-8

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

17

$1.1B+ U.S. PSMA PET TAM

$92.8M in PYLARIFY Sales for 1Q'22 = ~34% Annualized Penetration

U.S. PSMA PET Market Potential

of Annual Scans



Metastatic: High / Very High, Intermediate Unfavorable[2]
Recurrent: pre-mCRPC[1]
Recurrent: mCRPC 3L[3]
~250K
Annual Scan
Potential
~130K
52%
~90K
36%
~30K
12%

U.S. PSMA PET Market



U.S. TAM
Annualized U.S. PYLARIFY 1Q Sales
$1.1B+
U.S. TAM
PYLARIFY
#1 PSMA PET
Imaging Agent

Potential to Expand TAM with Expanding Therapeutic Utilization

(1) Scher HI, Solo K, Valant J, Todd MB, Mehra M. 2015. Prevalence of Prostate Cancer Clinical States and Mortality in the United States: Estimates Using a Dynamic Progression Model. PloS one 10: e0139440. Based on: CDC.gov, SEER Database, NCCN.org and Axiom Primary and Secondary Market Research and Analysis, validated by Bohm Epidemiology 2020. (2) Market research interviews, survey, and analysis, Wenzel 2021 Prostate, Nezolosky 2018 J. Clin. Oncol., Agrawal 2020 JAMA. (3) For the treatment of adult patients with PSMA-positive metastatic castration-resistant prostate cancer ("mCRPC") who have already been treated with other anticancer treatments (androgen receptor pathway inhibition and taxane-based chemotherapy).

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.
18

PYLARIFY | First Commercially Available PSMA PET Imaging Agent Game Changer to Find, Fight and Follow® This Important Disease PYLARIFY Indication: Indicated for positron emission tomography (PET) of prostate-specific membrane antigen (PSMA) positive lesions in men with prostate cancer: with suspected metastasis who are candidates for initial definitive therapy with suspected recurrence based on elevated serum prostate-specific antigen (PSA) level PSMA PET Imaging Approvals MAR 2022 Locametz Ga-68 Approved DEC 2021 Illuccix Ga-68 Approved MAY 2021 PYLARIFY Approved as 1st Commercially Available Agent DEC 2020 Ga-68-PSMA-11   Approved at UCLA / UCSF

PYLARIFY | #1 PSMA PET Imaging Agent with Significant Momentum (1) Revenue guidance as of April 29, 2022 <1% 99% 34% PYLARIFY Market Penetration Annualized Penetration First Commercially Available PSMA PET Imaging Agent $43M 2022 $385 – 420M PYLARIFY Revenue Guidance1 Annual Revenues Untapped Potential PYLARIFY Penetration

PYLARIFY | Advantages to Sustain Market Leadership 2 SUPPLY & CAPACITY 3 CUSTOMER CONTRACTING & SERVICE 4 MARKET ACCESS 5 DEMAND GENERATION 6 TECHNOLOGY / AI 1 CLINICAL DIFFERENTIATION

PYLARIFY | Clinical Differentiation

Comparative Imaging:

PYLARIFY & PSMA-11[1,2]


a
b

^{18}F-DCFPyL ^{68}Ga-PSMA-11

PYLARIFY® **detected additional PSMA-positive lesions in 21% of patients** (3 of 14) when compared to 68Ga-PSMA

PYLARIFY Change Management Data


Changes based on negative PYLARIFY PET findings
21%
PYLARIFY
Piflufolastat F 18 Injection
79%
Changes based on positive PYLARIFY PET findings

In patients with BCR PCa, **nearly two-thirds of patients (131/205) who received PYLARIFY after uninformative standard imaging had a change in intended disease management plan** based on the PYLARIFY scan findings[3-5]

(1) 18F-PyL=18F-DCFPyL; 68Ga-PSMA=68Ga-PSMA-11.; (2) Dietlein F, et al. J Nuci Med.2017;58:947-952. 2. Dietlein F, et al. Mol Imaging Biol.2015; 17(3): 575-84; (3) 131 (64%) of evaluable patients had a change in intended management after PYLARIFY PET/CT; (4) 103 (79%) of the changes were after a positive PYLARIFY scan; (5) 28 (21%) of the changes were after a negative PYLARIFY scan

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

22

PYLARIFY | Batch Manufacturing Process Optimal for Patient Treatment Logistics Scalable Manufacturing Process to Meet Patient Needs F 18 is produced on a cyclotron Best-in-class technology Robust quality control and testing Drawn into patient-ready doses PYLARIFY is manufactured and formulated in a synthesis box PYLARIFY patient-ready doses “out the door” 110 minute half-life advantage Easily transported any time of day within a ~3 hour radius Patient is injected and scanned Standardized production Efficient, sustainable, and safe Flexible appointment scheduling Capable of serving large patient population

PYLARIFY | PMF[1] Model Provides Significant Capacity

PYLARIFY Supply Advantages

Leverages Sizeable U.S. PMF Network

- U.S. cyclotron network already supports 2+ million FDG doses on an annual basis[2]

Significant Capacity per PMF

- PYLARIFY network has already demonstrated ability to produce 40+ doses per batch, with some producing 2 batches per day; 5 days per week

F 18 110 Minute Half Life

- Enables doses to be calibrated for ~3 hour transport from PMF, including flights

Flexible Patient Treatment Times

- ~60% of activated PMFs have out-the-door times of 9am or earlier with customer dosing flexibility

PYLARIFY Capacity Enhancements


Additional PMFs
Additional Cyclotrons
Additional Synthesis Boxes
Improved Efficiency
Increased Cyclotron Time

Capacity to Produce 150-200K PYLARIFY Doses in 2022

(1) PMF = PET Manufacturing Facility; (2) Source: IMV 2022 PET Imaging Market Summary Report

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.
24

PYLARIFY | Activated Network Serves 80%+ of U.S. Population1 (1): As of 5/17/22 Enabling Access for Customers and Their Patients Active PMFs

PYLARIFY | Future Activations1 Enhance Redundancy and Reach Enabling PYLARIFY to Remain the #1 PSMA PET Imaging Agent Active PMFs Planned Future PMFs (1): As of 5/17/22

PYLARIFY | First Mover Advantage and Delivery Effectiveness (1) Internal Lantheus estimate of prioritized accounts PYLARIFY Contracts with Vast Majority of Targeted Accounts 4Q21 1Q22 PYLARIFY Manufacturing Effectiveness % Dose On-Time-In-Full PYLARIFY Customer Contracting % of Targeted Accounts Contracted Target Academic Sites High Potential Sites1

PYLARIFY | 90%+ of Prostate Cancer Lives Covered

PYLARIFY Market Access Progress

Coverage

- 90%+ of covered lives have access to PYLARIFY in both indications

Coding

- PYLARIFY HCPCs[1] effective January 1, 2022

Payment

- Traditional Pass-Through Payment Status effective January 1, 2022
- Most commercial plans based on ASP[2] / AWP[3] / WAC+[4]

Guidelines

- Favorable NCCN[5] and SNMMI[6] recommendations, including for PSMA therapeutic patient selection
- Conventional imaging is NOT required prior to PSMA PET imaging

PROSTATE CANCER PAYERS

Estimated Distribution


~5%
~35%
~35%
~25%
Traditional Medicare
Medicare Advantage
Commercial
Other

Achieving Best-in-Class Coverage Levels for PYLARIFY

(1) Healthcare Common Procedure Coding System; (2) Average sale price; (3) Average wholesale price; (4) Wholesaler acquisition cost plus; (5) National Comprehensive Cancer Network; (6) Society of Nuclear Medicine and Molecular Imaging

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

28

PYLARIFY | Largest Dedicated PSMA PET Imaging Commercial Team Educating on Availability and Differentiation of PYLARIFY PYLARIFY Launch Resourcing SALES & MARKETING Largest 100% dedicated U.S. PSMA PET sales team Calls on PET Imaging Sites & Referring HCPs Two-thirds with deep urology experience One-third with deep nuclear experience PYLARIFY-dedicated Marketing resources MARKET ACCESS Largest U.S. PSMA PET Market Access team Interfacing with PET Imaging Sites regarding Coverage / Coding / Payment questions Working with payers to expand coverage PARTNERS PMF partner commercial teams support launch Palette Life Sciences increases reach amongst referring HCPs Syntermed supports PYLARIFY AI demonstrations / sales

PYLARIFY | ~700 Unique Customers Have Ordered Since Launch *Note not all sites enable us to provide access information Availability* Broad Availability and Adoption across the U.S.

PYLARIFY | Robust Customer Adoption

Quarterly Customers Ordering



~700
~375
~150
<10
2Q21
3Q21
4Q21
1Q22

Repeat Ordering Patterns

% of Total Customers as of 1Q22

95% Ordered 2+ doses

53% Ordered 20+ doses

Once sites order 20+ doses, promotional efforts shift to referring HCPs

Doses by Customer Type

% of Total



10%
27%
63%
5%
25%
70%
Gov't
Imaging Center
Hospital
2021
1Q22

Strong Adoption with Significant Breadth and Depth

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.
31

PYLARIFY | Opportunity for Sustainable Franchise Growth Strong Advantages to Maximize Long-term Potential PARTNERSHIPS 3 MARKET EXPANSION 2 CUSTOMER RETENTION 1

PYLARIFY | Customer Retention Sustainable Post Pass-Through

First Mover Advantage

- PYLARIFY embedded into customer workflows, including ordering, billing, PET calibration
- Consistency from longitudinal scans using same technology / tracer (vs. switching to new agent)

Site of Care / Payer Mix

- Majority of patients are NOT subject to traditional pass-through payment status:
  - **~70% of current business is hospital based**
  - **~30% of patient mix is Traditional Medicare**
- Medicare Advantage has been increasing share

PROSTATE CANCER PAYERS
Estimated Distribution



~5%
~35%
~35%
~25%
Traditional Medicare
Commercial
Medicare Advantage
Other

AI Adoption

- Demonstrates increased efficiency and reproducibility of PSMA image assessments
- PYLARIFY AI is being promoted at top 200 sites
- We believe PYLARIFY AI may increase "stickiness" and support requests for PYLARIFY by referring HCPs

FIND Act Legislative Fix

- Ensure separate payment for diagnostic radio-pharmaceuticals by making "pass-through" permanent
- Introduced in the House and Senate with bipartisan sponsorship and support
- 70+ groups of drug innovators, HCPs, patient groups support passage

PYLARIFY Franchise Expected to Remain Robust

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.
33

PYLARIFY | Market Expansion Opportunities

~100K Incremental U.S. Annual Scan Potential[1]

Potential TAM Expansion via Expanded PSMA Tx[2] Usage

1st Line mCRPC or Metastatic Hormone-Sensitive Prostate Cancer

2nd Line mCRPC or Metastatic Hormone-Sensitive Prostate Cancer

Potential TAM Expansion via Expanded PSMA PET Dx[3] Usage

Metastatic: Intermediate Favorable Patients

Planned Geographic Expansion



Partnered for Geographic Expansion
• Europe
• UK

Exploring other geographies

Opportunity to Expand on Current Leadership

(1) Annual U.S. PSMA PET PSMA Scan Potential based on Global Data and Health Advances primary and secondary market research; (2) Tx = Therapeutic; (3) Dx = Diagnostic

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

34

PYLARIFY | Use in PSMA Therapeutic Trials



PHASE 1
PHASE 2
PHASE 3
APPROVED
177Lu-PSMA-617
(NVS)
P-PSMA-101
(Poseida)
INO-5151
(Inovio)
1095
(Lantheus)
CT-1403
(CTT)
AMG 160
(Amgen)
AMG 340
(Amgen)
177Lu-PSMA-I&T
(Curium)
REGN-5678
(Regeneron)
REGN-4336
(Regeneron)
BAY 2315497
(Bayer)
TLX-591
(Telix)
PNT-2002
(Point)
CONV-01-a
(Convergent)
SAR –PSMA
(Clarity)
ARX-517
(Ambrx)
JNJ-63898081
(J&J)
Radioligand therapy modality
Other therapy modalities

Use of PYLARIFY in clinical trials

Strategic partnerships with pharmaceutical companies uniquely positions PYLARIFY

NOVARTIS · BAYER · REGENERON · reflexion · POINT BIOPHARMA

Broad use across multiple therapeutic modalities in most late-stage trials reinforces PYLARIFY's role to Find, Fight and Follow® disease

Source: Citeline Pharmaprojects search of PSMA targeted therapeutics in the U.S.

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

35

PYLARIFY AI | Mining Rich Imaging Data for Clinical Value AI technology mines and contextualizes rich PYLARIFY imaging data to enhance clinical decision making: Enhancing Clinical Decision Making to Deliver Better Patient Outcomes Increase throughput of image analysis Enhance reproducibility and reliability of analysis Quantify the disease burden Standardize reporting Enable treatment selection and response to therapy Create composite biomarkers to provide clinical decision support TODAY FUTURE PYLARIFY AI Analysis

PYLARIFY AI DEMO

Transitioning from Anecdotal and Subjective Reporting to a Standardized Objective Analysis for Better Patient Management Current Typical Nuclear Medicine Report Objective Standardized PYLARIFY AI Reporting PSMA Score – 165 Patient Study data Patient name (Gender) Demo-1-002 (M) Study date 29 Sep, 2017 Patient ID Demo-1-002 Injected dose 334 MBq (9.0 mCi) Age (Birth date) 66 (1 Jan, 1951) Tracer (Half-life) DCFPyL (110 min) Weight 79kg (175 lbs) Decay time (injected | acquisition) 72 min (15:09) | (16:20) Summary Lesion type miMb (bone) Count 105 Max SUV 61.4 Total volume (ml) 98.67 aPSMA score 165.28 SUV Reference Blood Value 1.4 Liver value 5.2

Key Takeaways (1) Addressable market based on current management estimates, internal data and observed market price. Significant Market Opportunity $1.1B+ U.S. PSMA PET imaging TAM1 #1 PSMA PET Imaging Agent with First Mover Advantage strong PYLARIFY adoption-to-date Significant Long-Term Growth Potential through partnerships and future market expansion

PYLARIFY KOL Panel Moderator: Bela Denes, M.D. VP, Medical Affairs E. David Crawford, M.D. Professor of Urology University of California, San Diego Michael J. Morris, M.D. Section Head, Prostate Cancer, Memorial Sloan Kettering Cancer Center

Q&A

Break ~10 Minutes

Paul Blanchfield Chief Commercial Officer Microbubble Franchise Etienne Montagut Chief Business Officer

Key Messages (1) Addressable market based on current management estimates, internal data and observed market price; (2) Data on file, Lantheus Medical Imaging, Inc. Opportunity U.S. Ultrasound Enhancing Agent (UEA) TAM is $600M+1 Leading Market Share with Defensible Position DEFINITY is the #1 UEA in the U.S. with 80%+ share2 Significant Long-Term Growth Potential through international expansion, strategic partnerships, and dual-sourced manufacturing

Heart Disease
#1 Cause of Death in the U.S.[1] | 100M+ Impacted

2022
Heart Disease Estimates

18M Adults
WITH CAD[1]

~875K
DEATHS[2]

Every 40 seconds

on average, someone in the U.S. will have a myocardial infarction[1]

214.6 per 100,000
the age adjusted U.S. death rate attributable to CVD[2]

2 in 10 deaths
from CAD happen in adults less than 65 years old[2]

- Cardiovascular disease (CVD) accounts for 12% of total U.S. health expenditures, which is greater than any major diagnostic group[3]
- Heart disease costs the U.S. about $363B each year[3], which includes the cost of health care services and lost productivity
- After EKG, echocardiography is next most utilized cardiac diagnostic modality, providing clinicians highly informative, non-invasive, inexpensive, and portable imaging for the assessment of cardiac structure and function

Lantheus | Find, Fight and Follow® Serious Medical Conditions

American Heart Association: 2022 Heart Disease and Stroke Statistics Update Fact Sheet: (1) 2022; (2) 2019; (3) 2017 & 2018

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

45

High-resolution Echocardiograms Can Help Improve Patient Management[1]

The Challenges of Non-diagnostic Echoes

Even with advancements in echocardiography, imaging can be suboptimal[2], which may lead to[1]:

- Inadequate treatment plans
- Unnecessary additional testing
- Increased hospital stays
- Avoidable hospital readmissions

LEFT VENTRICULAR THROMBUS



UNENHANCED



DEFINITY VIAL FOR (Perflutren Lipid Microsphere) INJECTABLE SUSPENSION

DEFINITY produces **high-quality, consistent, and reliable images**[3-6]

DEFINITY is the **most chosen**[7], **most studied**[8], and **most trusted**[9] diagnostic ultrasound enhancing agent in the U.S.

DEFINITY Addresses Significant Unmet Medical Need

(1) Kurt M et al. J Am Coll Cardiol. 2009;53(9):802-810; (2) Lindner JR. Am Coll Cardiol. 2017;1-9; (3) DEFINITY® [package insert]. N. Billerica, MA: Lantheus Medical Imaging, Inc.; (4) Sboros V, et al. Ultrasound in Med & Biol. 2001;27:1367–1377; (5) Sonne C, et al. J Am Soc Echocardiogr. 2003;16:1178-85 (6) Kitzman DW, et al. Am J Cardiol. 2000;86:669-674; (7) ©2022 Millennium Research Group, Inc. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission; (8) Embase and Medline Search, May 2018; (9) Data on file, Lantheus Medical Imaging, Inc.

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

46

$600M+ U.S. Ultrasound Enhancing Agent TAM
~$280M Existing Market | DEFINITY 80%+ Market Share[1]

U.S. Echo Market
# of Annual Scans

U.S. Ultrasound Enhancing Agent Market ($M)



25-32M Echoes performed in the U.S. annually[2]
20-30% or 5-10M are considered suboptimal[3]
U.S. TAM
Current U.S. UEA Market Size
U.S. DEFINITY Sales
$600M+ U.S. TAM
DEFINITY
#1 UEA in the U.S.

(1) Internal Lantheus estimate. (2) Source: AMR, Echocardiography Monthly Monitor and Real World Data; Kurt M et al. Journal of the American College of Cardiology, March 2009; Senior R et al., The European Society of Cardiology, 2006. ©2020 Millennium Research Group, Inc. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission. (3) 20%-30% of echocardiograms result in sub-optimal images. Sources: i. Kurt M et al. Impact of contrast echocardiography on evaluation of ventricular function and clinical management in a large prospective cohort. Journal of the American College of Cardiology, Vol 53, No 9, March 2009, 802-810; ii. Platts DG and Fraser JF. Contrast echocardiography in critical care: echoes of the future? A review of the role of microsphere contrast echocardiography. Critical Care and Resuscitation, Vol 12, No 1, March 2011, 44-55; iii. Senior R et al. Clinical benefits of contrast-enhanced echocardiography during rest and stress examinations. The European Society of Cardiology 6, Suppl. 2, 2005, S6-S13.

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved. 47

DEFINITY | Market Leading U.S. Ultrasound Enhancing Agent WORLDWIDE VIALS DEFINITY Indication: for use in patients with suboptimal echocardiograms to opacify the left ventricular chamber and to improve the delineation of the left ventricular endocardial border Sustained Market Leadership Product Portfolio CAGR DEFINITY Perflutren Lipid microspheres Launched 2001 Requires refrigeration storage DEFINITY RT Perflutren Lipid Microspheres Launched 2021 No refrigeration VialMix RFID Programmed vial activation RFID reader for product ID Only activates DEFINITY and DEFINITY RT

DEFINITY | Advantages to Sustain Market Leadership Sustainable Product/Clinical Differentiation Commercial & Distribution Model HCP Education & Demand Generation Supporting Data & Publications Robust Patent Portfolio 1 2 3 4 5

DEFINITY | Sustainable Clinical Differentiation

DEFINITY®
VIAL FOR (Perflutren Lipid Microsphere)
INJECTABLE SUSPENSION

- The only ultrasound enhancing agent with **multiple dosing and administration options**[1,2,3]
- Improves cardiac diagnosis and **changes patient management**[4]
- Activated using **novel activation devices** designed to **enhance** optimum **performance & safety** in imaging[1,5]
- Provides **prolonged enhancement** at a low dose[4,6]
- Provides a **sustained concentration of microbubbles** sufficient to evaluate the left ventricle in multiple views[1]
- **Improves lab efficiency** and workflow[7,8]

18M+ Studies[9] - Most Chosen Ultrasound Enhancing Agent

(1) DEFINITY® [package insert]. N. Billerica, MA: Lantheus Medical Imaging, Inc. (2) Optison™ [package insert]. Marlborough, MA: GE Healthcare Inc. (3) Lumason® [package insert]. Monroe Township, NJ: Bracco Diagnostics Inc. (4) Kurt M et al. J Am Coll Cardiol. 2009;53(9):802-810. (5) VialMix® User's Guide. N. Billerica, MA: Lantheus Medical Imaging, Inc. (6) Becher H, et al. Heidelberg, NY: Springer-Verlag; 2000:2-44. (7) Castello R, Bella JN, Rovner A, Swan J, Smith J, Shaw L. Am Heart J. 2003;145(3):535-541. (8) Lester SJ, Askew JW, Hurst RT, et al. J Am Soc Echocardiogr. 2006;19(7):919-923. 9. ©2022 Millennium Research Group, Inc. All rights reserved. Reproduction, distribution, transmission or publication is prohibited. Reprinted with permission.

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.
50

DEFINITY | Differentiated Commercial Model and Direct Distribution Model

DIFFERENTIATED COMMERCIAL MODEL




COVID-19: Clinical Experience with DEFINITY® from the Front Line in NYC
Dr. Martin Goldman
Dr. Lori Croft
Samantha Buckley
Dr. Istvan Molnar
Lantheus
DEFINITY

- Largest UEA sales team with significant experience – average tenure 10+ years
- Direct contracts with 3,000+ customers

DIRECT DISTRIBUTION MODEL



- Lantheus distributes DEFINITY in the U.S. to end-customer sites (i.e., no distributors)
- Direct insights into customer ordering / usage patterns
- VialMix or VialMix RFID required for activation of DEFINITY and DEFINITY RT vials

Commercial and Distribution Models Support Sustainability

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.
51

DEFINITY | Supporting Education and Driving Demand Customer Support and Insights Support Sustainability Significant educational investment Echo Application Specialists Peer-to-Peer programs Echo Quality Improvement Program Educational webinars and case studies EDUCATIONAL PROGRAMS More than 18 million studies performed 50%+ increase in ultrasound enhancing agent utilization from 2016 to 2021 40K+ interactions across 25K HCPs in 2021 DRIVING DEMAND 3

DEFINITY | Most Chosen, Studied, Trusted UEA in the U.S.

4

Publications & IST Summary

- Included in over 2.2K peer-reviewed publications
- ~80 active Investigator Sponsored Trials (IST)

KEY AREAS OF FOCUS:

- Sonothrombolysis/ STEMI
- Blood Brain Barrier
- Perfusion

RECENT PUBLICATIONS

DEFINITY® saves time and provides additional diagnostic information[1]

- Sperling D. et al (2021)

DEFINITY® was associated with 30% reduction in downstream TTEs and 10% shorter ICU length of stay[2]

- Main ML, et al (2021)

DEFINITY® use associated with reduction in repeat testing for heart failure patients[3]

- K. Charlotte Lee, et al (2021)

Influencing the Science and Increasing Community Engagement

(1) Sperling D, et al. International Journal of Cardiology. 2021;11.040 (2) Main ML, et al. Am J Cardiol. 2021;00:1-6 (3) K. Charlotte Lee, et al. Journal of ASE. 2021; 34: 12

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

53

DEFINITY | Robust Patent Portfolio and Sustainable Advantages DEFINITY – 5 Orange-Book listed method of use patents, as well as additional manufacturing patents that are not Orange-Book listed DEFINITY RT – 6 Orange-Book listed patents including a composition of matter patent and method of use patents Most patent coverages extend out to 2035 or 2037 Pursuing additional DEFINITY and DEFINITY RT patents for similar patent protection outside U.S. Proprietary Mechanical Activation ensures  consistent product quality and results Direct customer sales without U.S. distributor involvement Deep customer insights and long-term relationships Room temperature stable formulation of DEFINITY RT Complex manufacturing processes Patent Profile Sustainable Advantages Sustaining our Franchises for the Long-term 5

DEFINITY | Dual Source Manufacturing Approved in 1Q22 Continuously Improving Operational and Commercial Capabilities GENESIS: On-campus DEFINITY manufacturing facility approved  IMPROVES SUPPLY CHAIN EFFICIENCY MARGIN EXPANSION OPPORTUNITY Redundant, flexible internal manufacturing capability Enhanced security of supply for market leading agent Seamless transition into the market Scalable capacity able to produce and deliver globally Better serves patients, customers, and partners

GLIOBLASTOMA RETINAL VEIN OCCLUSION GLIOBLASTOMA XEROSTOMIA DEFINITY | Partnerships for Microbubble Therapy Applications Gene therapy Chemotherapy Other targeted therapies Direct action, e.g., Sonothrombolysis Strategic Partnerships Open New Market Opportunities and Optionality Aims of Using Microbubbles in Therapy Delivery Types of Applications for Existing or New Partnerships Leverage mechanical effects of microbubbles with ultrasound Enable drug delivery to difficult-to-reach organs or tissues, e.g., crossing the blood-brain barrier Improve therapeutic index of drugs – achieving similar or better efficacy with improved safety

Key Takeaways (1) Addressable market based on current management estimates, internal data and observed market price; (2) Data on file, Lantheus Medical Imaging, Inc. Opportunity U.S. Ultrasound Enhancing Agent (UEA) TAM is $600M+1 Leading Market Share with Defensible Position DEFINITY is the #1 UEA in the U.S. with 80%+ share2 Significant Long-Term Growth Potential through international expansion, strategic partnerships, and dual-sourced manufacturing

Uniquely Positioned for Radiopharmaceutical Renaissance Jean-Claude Provost, M.D. Interim Chief Medical Officer Moderator: Bela Denes, M.D. VP, Medical Affairs

Renaissance in Radiopharmaceuticals

Over a Century of Medical Use


RADITHOR
CERTIFIED
Radioactive Water




RADIUM THERAPY

The only scientific apparatus for the preparation of radio-active water in the hospital or in the patient's own home.

This apparatus gives a high and measured dosage of radio-active drinking water for the treatment of gout, rheumatism, arthritis, neuralgia, sciatica, tabes dorsalis, catarrh of the antrum and frontal sinus, arterio-sclerosis, diabetes and glycosuria, and nephritis, as described in Dr. Saubermann's lecture before the Roentgen Society, printed in this number of the "Archives."

DESCRIPTION.

The perforated e rthenware "activator" in the glass jar contains an insoluble preparation impregnated with radium. It continuously emits radium emanation at a fixed rate, and keeps the water in the jar always charged to a fixed and measureable strength, from 5,000 to 10,000 Maché units per litre per diem.

SUPPLIED BY
RADIUM LIMITED,
93, MORTIMER STREET, LONDON, W.

Increasing Technology Utility

Since inception, Lantheus has been leveraging the power of targeted radioisotopes


Radioisotope
Chelator
Linker
Ligand
Receptor Site
Cancer Cell

Flexible technology architecture combining a targeting vector with different radioisotopes to enable imaging and therapy expands Lantheus' opportunity to Find, Fight and Follow® serious medical conditions

Lantheus has the Capabilities to Drive Innovation in a Niche Growth Segment

Mould, Richard Francis (1993). *A century of x-rays and radioactivity in medicine: with emphasis on photographic records of the early years*. CRC Press. ISBN 9780750302241.;
Fornell, D (Antique Radiation Therapy Device Causes Concern in Pennsylvania. Imaging Technology News 2012. A bottle of Radithor. Credit: John B. Carnett/Bonnier Corp. via Getty Images
Diagram adapted from Arnold, C. Theranostics could be big business in precision oncology. Nat Med 28, 606–608 (2022). https://doi.org/10.1038/s41591-022-01759-6

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

59

Improving Performance Characteristics with Novel Radiopharmaceuticals

Key Trends

Increasing Target Specificity (example with prostate cancer)

Imaging	^{11}C-choline	^{18}F-fluciclovine	^{18}F-PSMA PET
Therapy		^{223}Ra-dichloride	^{177}Lu-vipivotide tetraxetan (PSMA-617)

Use of Better Fit-for-Purpose Isotopes

Imaging	^{111}In, ^{89}Zr	^{99m}Tc, ^{68}Ga, ^{18}F, ^{64}Cu
Therapy	^{188}Re, ^{90}Y ^{223}Ra	^{131}I, ^{177}Lu, ^{166}Ho ^{225}Ac, ^{212}Pb

Future

- More specific ligands
- Bi-specific antibodies

- Novel isotopes
- Combinations or sequences (a, b therapies)
- Combinations with other modalities

Disease Targeted Solutions for Personalized Patient Treatment

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.
60

Diverse Radiopharmaceutical Technology Applications Broaden Opportunity IMAGING THERAPY + α and β Therapy Therapeutic radioisotopes can deliver a cancer-killing payload precisely to sites that express the target throughout the body, as identified through imaging Radioisotopes delivering either alpha (high energy, short-range) or beta (lower energy, higher-range) radiation can be used Biomarkers Imaging can elucidate target activation, enabling use as a biomarker to validate proof of mechanism, select patients for therapy, guide biopsy, or assess response – therapeutic modality agnostic Diagnostics Imaging certain targets can also enable diagnosis, functional assessment, localization of disease or lesion characterization THERANOSTICS Theranostic Pairs Using the same targeting ligand linked with a diagnostic radioisotope to enable imaging to select patients for use of a radioligand therapy against the same target “See what to treat, treat what you see” Lantheus is Pursuing Opportunities in Novel Imaging and Therapeutic Radiopharmaceuticals

Lantheus Has the Right Experience and Know How to Capture the Opportunity

Experience

Large Portfolio
Development- and commercial-stage products: PYLARIFY, AZEDRA, TechneLite, Cardiolite, Neurolite, Xenon - 133, Gallium - 67, Thallium - 201, 1095*, LMI1195*, NM-01*, NTI-1309*, Flurpiridaz#, 1404#

Research and Development Capabilities
Reinforced by the acquisition of Progenics and EXINI

Strong Connections
Academic experts and business development that scouts new opportunities

Experience in Highly Regulated Environment
Overseen by multiple agencies: FDA, national and local nuclear regulators, etc.

Commercial Successes
Proven market building

Manufacturing and Supply Chain Capabilities
Dealing with complex radiopharmaceuticals: Both imaging and therapy radioligands, both short-lived and long-lived isotopes

Radiopharmaceutical Expertise Acquired Over 65+ Years Differentiates Lantheus in This Renaissance

* In development # In development through partners

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

62

Etienne Montagut Chief Business Officer Executing the Growth Strategy

Key Messages Early Access to Innovation through a multi-channel approach Optimization of Assets with partnerships and AI Enable Multiple Strategic Opportunities through business development and R&D

Three Engines for Fostering New Growth Opportunities Multiple Shots on Goal to Support Short and Long-term Growth PHARMA SERVICES & DIGITAL SOLUTIONS Source new innovations to feed pipeline Fund and de-risk development Nurture potential business development targets INCUBATE THERAPEUTIC COMMERCIAL PLATFORM Optimize commercial capabilities with AZEDRA to serve leading oncology radiotherapeutic centers Tuck-in late-stage assets to accelerate growth BUSINESS DEVELOPMENT Acquire new assets that Lantheus is uniquely suited to launch Optimize current assets through partnership

Search Criteria Late or commercial-stage assets High growth, high margin assets Focus on strengthening our three categories Focusing on Expanding Product Portfolio FIND FOLLOW Pharma Partnerships Digital Solutions FIGHT Business Development | Building and Expanding from Progenics Acquisition

Pharma Services and Digital to Accelerate Innovation Multiple Partnering Platforms Working Synergistically to Drive Growth and Optionality aBSI: Automated Bone Scan Index; References: (1) DRG Prostate Cancer Disease Landscape and Forecast (2) GlobalData and TrialTrove trial data, management analysis (3) IMV 2022 PET Imaging Market Report (4) Gene Tx: Deloitte Next Generation Therapies Report 2020 Partnering Platforms BIOMARKERS PSMA Patient selection in PSMA therapy market1 PD-L1 Patient selection for checkpoint inhibitor $500M TAM2 FAPi Broad oncology imaging opportunity, with similar potential to FDG (2M procedures)3 DIGITAL Enhance performance of imaging with AI Develop clinical support tools to inform patient treatment Guiding bone-focused treatment Enhancing PSMA imaging utility Composite biomarkers and clinical support tools THERAPEUTICS Leverage microbubble into novel therapy applications Develop radiolabeling solutions for Pharma Potential to provide enabling Microbubble technology for the $4B gene therapy market4 Radiolabeling therapeutics Source and optimize innovation through partnerships GROWTH OPTIONALITY

Illustration of Filling and Incubating Early-Stage Pipeline with PD-L1 Imaging Agent

$40B
Immune checkpoint market[1]

70%
Non responders[2]

~17%
Grade 3-5 severe adverse events[3]

$150K
Immune checkpoint average annual cost of therapy[1]

Unmet Medical Need

- Despite substantial benefits of checkpoint therapies, most patients endure challenging side effects, but only a minority respond
- NM-01 has the potential as a non-invasive, systematic imaging biomarker that could help better predict checkpoint efficacy and monitor response



Treatment Checkpoint Therapy



Progressed NM-01 from Early Phase 1 to Phase 2 through Collaborations

(1) GlobalData Consensus Forecasts and Indication-Specific Reports 2022; (2) Sears, C., Pardoll, D. The intestinal microbiome influences checkpoint blockade. Nat Med 24, 254–255 (2018). https://doi.org/10.1038/nm.4511. (3) Ouyang, Tao, et al. "Treatment-related serious adverse events of immune checkpoint inhibitors in clinical trials: a systematic review." Frontiers in oncology 11 (2021): 1629.Extract. PECAN Study Dr G Cook (King's College). NM-01 in pre- and post-treatment with checkpoint inhibitors

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

68

Snapshot of Strategic Partnerships Across Portfolio RELISTOR Microbubble Oncology 1404 aBSI and aPROMISE Piflufolastat F 18 New Biomarkers Flurpiridaz F 18

Advancing our Pipeline with Innovative Platforms



DISCOVERY
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
APPROVED
Radiopharmaceutical Diagnostics
Piflufolastat F 18 PET PSMA Imaging – Europe
curium
Flurpiridaz F 18 Myocardial Perfusion Imaging – Global
GE Healthcare
1404 – SPECT PSMA Imaging – Europe
ROTOP
NM-01 – Imaging for Selection of Checkpoint Therapy
LMI 1195 – Neuroendocrine Tumor Imaging
NTI-1309 – FAP Imaging
Radiotherapeutics
1095 PSMA-Targeted Prostate Cancer Tx[1]
Radiolabeled PSMA Antibody Tx
BAYER
Microbubble Partnerships
Cerevast Retinal Vein Occlusion Tx
CEREVAST
CarThera Glioblastoma Tx
CARTHERA
Insightec Glioblastoma Tx
INSIGHTEC
AHN Xerostomia Gene Tx
AHN
Strategic development led by Lantheus
Development led by strategic partner under joint steering committee
Lantheus technology used to enable partner programs

Maximizing Franchise Value and Bringing New Options to Pipeline

(1) Tx = Therapeutic

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.
70

Key Takeaways Early Access to Innovation through a multi-channel approach Optimization of Assets with partnerships and AI Enable Multiple Strategic Opportunities through business development and R&D

Financial Highlights Bob Marshall CFO and Treasurer

Key Messages Continuing to Execute for long-term profitable growth after an exciting and productive 2021 Enabling Sustained Financial Outperformance Revenue growth Margin expansion FCF generation Fueling Our Capital Allocation Priorities through a flexible balance sheet and strong cash generation to drive stakeholder value Executing a Clear Strategy to meet or exceed new long-term financial targets

Executing to Deliver Profitable Growth Diversified and Growing Revenue Base Enabled Profitability While Investing for the Future +37.3% CAGR Exceptional talent, expertise, and capabilities Growth in DEFINITY market leadership and revenues Capturing Progenics synergies and investing in PYLARIFY growth +18.1% CAGR Revenue1 ($M) Key Drivers of Performance Adj. EPS1,2,3 (1) 2022E Revenue and 2022E Adj. EPS represent the mid-point of guidance provided; (2) See Appendix for a reconciliation of GAAP to non-GAAP financials; (3) Adj. EPS disclosure began with Q1’2019 financial period.

Profitability and Disciplined CapEx Driving Positive FCF Trends Delivered positive FCF despite Progenics acquisition and COVID-19 impacts during 2020 PYLARIFY and DEFINITY driving recent success and signaling an inflection point for FCF growth Record 2022 estimate sets foundation for sustainable FCF contribution +44.0% CAGR FCF1 ($M) Free Cash Flow Generation is Strong and Sustainable (1) See Appendix for a reconciliation of GAAP to non-GAAP financials

Balance Sheet and Capital Structure Allow for Improved Access to Capital Summary Balance Sheet ($M) March 31, 2022 March 31, 2022 Cash and Cash Equivalents $105.4 Total Assets $933.2 Long-term Debt $159.4 Total Liabilities $417.3 Total Stockholders’ Equity $515.9 Total Liabilities and Stockholders’ Equity $933.2 Available Credit Under Revolving Credit Facility $200.0 Total Available Liquidity2 $305.4 Decline in Leverage Ratio 4.7X 0.7X 0.7x net leverage1 Decreased Debt $192.5M Since 20153 Long-term leverage ratio target ~2–3x (1) The net leverage ratio is defined by the Company’s June 2019 Credit Facility covenant calculation; (2) Includes cash and cash equivalents; (3) $40.2M of Progenics debt also paid in full Enabling Financial Flexibility to Pursue Strategic Growth Opportunities Long-term leverage ratio target ~2-3X

Capital Allocation Philosophy Drives Sustainable Growth $694M deployed over last 3 years through Dec. 31, 2021 Focused on Delivering Strong Compounding Returns on Capital over the Long-term Redeploy capital into portfolio, pipeline, and strategic partnership opportunities Tech and data investments to achieve greater growth, efficiency, and capacity REINVEST FOR GROWTH Maintain leverage ratio within ~2–3x range over the long-term Enable flexibility to pursue strategic transactions CAPITAL STRUCTURE MANAGEMENT Business development and M&A, key growth accelerators Prioritizing assets for return metrics and sustained revenue growth DISCIPLINED PORTFOLIO MANAGEMENT Clear Priorities

Disciplined Strategic and Financial Approach to Inorganic Growth Clear and Proven M&A Playbook Financial criteria Revenue streams that sustain long-term double-digit growth Maximizing OpEx synergy opportunities Margin accretive, notably Gross Profit and EBITDA margins Strong return profile Reasonable time horizon for adjusted earnings accretion Strategic filters Late or commercial-stage assets High growth, high margin assets Leverages our commercial, manufacturing, and supply chain core capabilities Robust diligence on target and environment

Demonstrated Execution | Progenics

FINANCIAL PRIORITIES	WHAT WE SAID	WHAT WE DID
Revenue streams that sustain long-term double-digit growth	Combined revenue of $595M by 2022	**On Track**
Maximize OpEx synergies	~$15 – $20M run-rate cost savings by 2022	**Realized $26M in run-rate savings by YE 2021** ✓
Capital structure management	~2.5x – 1.5x leverage within 2 years	**Achieved net leverage of ~0.7x** ✓
Reasonable time horizon for adjusted earnings accretion	Accretive to adj. and reported EPS by 2022 and 2023, respectively	**On Track**
Margin accretive, notably Gross Profit and EBITDA margins	Gross Profit margin +800 bps within 3 years; EBITDA accretive in 2022	**Achieved margin accretion of 1000 bps in Q1 2022 over 2019** ✓

Achieving Synergies and Reinvesting for Sustainable Top Line Growth

www.lantheus.com | ©2022 Lantheus Holdings, Inc. All rights reserved.

79

(1) FCF = Free Cash Flow = Operating Cash Flow less Capital Expenditures; 2022-2025 cumulative estimate Long-term Financial Targets Investing and Optimizing for Profitable Growth Delivering levered P&L Disciplined investment to support growth and efficiencies EBITDA Margin 45%+ Favorable volume and product mix Managing for profitability Gross Margin 65%+ Strong cash and earnings growth Prioritized capital expenditures FCF $900M+1

Key Takeaways Continuing to Execute for long-term profitable growth after an exciting and productive 2021 Enabling Sustained Financial Outperformance Revenue growth Margin expansion FCF generation Fueling Our Capital Allocation Priorities through a flexible balance sheet and strong cash generation to drive stakeholder value Executing a Clear Strategy to meet or exceed new long-term financial targets

Closing Remarks Mary Anne Heino President and CEO

Proven Management Team with Deep Industry Expertise Mary Anne Heino President and Chief Executive Officer 2013 Previously: Janssen, Centocor, Inc, Angleini, Labopharm Robert Marshall Chief Financial Officer and Treasurer 2018 Previously: Zimmerbiomet, Brown and Williamson Tobacco Etienne Montagut Chief Business Office 2018 Previously: GE Healthcare, Ipsen Daniel Niedzwiecki SVP – General Counsel and Corporate Secretary 2013 Previously: Weil, Gotshal & Manges, Palmer & Dodge Paul Blanchfield Chief Commercial Officer 2020 Previously: Takeda, Shire, McKinsey & Company Vivian Yao Chief Human Resources Officer 2021 Previously: Johnson & Johnson, Jabil, GE Carol Walker SVP – Quality 2015 Previously: Nova Biomedical, Siemens,  IMDx, Bayer Diagnostics Linda Lennox Chief of Staff & VP, Corporate Communications 2020 Previously: AMAG, Critical Therapeutics, Putnam Investments Jean-Claude Provost, M.D. Interim Chief Medical Officer 2022 Previously: Theranostics Consulting, GE Healthcare, Pfizer, Bayer, Merck-Serono Seasoned and Experienced with a Strong Track Record of Value Creation

Q&A Session

Appendix

GAAP to Non-GAAP Reconciliation Tables On a forward-looking basis, the Company does not provide GAAP income per common share guidance or a reconciliation of adjusted fully diluted EPS to GAAP income per common share because the Company is unable to predict with reasonable certainty business development and acquisition related expenses, purchase accounting fair value adjustments (including liability accruals relating to the contingent value rights issued as part of the Progenics Pharmaceuticals, Inc. acquisition), and any one-time, non-recurring charges. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. As a result, it is the Company’s view that a quantitative reconciliation of adjusted fully diluted EPS on a forward-looking basis is not available without unreasonable effort.

Reconciliation of Free Cash Flow On a forward-looking basis, the Company does not provide GAAP net cash provided by operating activities guidance or a reconciliation of free cash flow to GAAP net cash provided by operating activities because the Company is unable to predict with reasonable certainty business development and acquisition related expenses, purchase accounting fair value adjustments (including liability accruals relating to the contingent value rights issued as part of the Progenics Pharmaceuticals, Inc. acquisition), and any one-time, non-recurring charges. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. As a result, it is the Company’s view that a quantitative reconciliation of free cash flow on a forward-looking basis is not available without unreasonable effort.

GAAP to Non-GAAP Reconciliation Tables

GAAP to Non-GAAP Reconciliation Tables

GAAP to Non-GAAP Reconciliation Tables

GAAP to Non-GAAP Reconciliation Tables

As Adjusted Condensed Consolidated Statement of Operations – 1Q 2022

Condensed Consolidated Statement of Operations – 1Q 2022

GAAP to Non-GAAP Reconciliation Tables

Presenter Bios

Mary Anne Heino brings to Lantheus 30 years of diverse pharmaceutical industry experience. Joining Lantheus in April 2013 as Chief Commercial Officer, Ms. Heino was promoted to Chief Operating Officer in March 2015 and to President and Chief Executive Officer in August 2015. Prior to joining Lantheus, Ms. Heino led Angelini Labopharm LLC and Labopharm USA in the roles of President and Senior Vice President of Worldwide Sales and Marketing. Before that, Ms. Heino served in numerous capacities at Centocor, Inc., a Johnson & Johnson Company, including Vice President Strategic Planning and Competitive Intelligence, Vice President Sales, Executive Director Customer Relationship Management and Senior Director Immunology Marketing. Ms. Heino began her professional career with Janssen Pharmaceutica N.V. as a Sales Representative in June 1989 and worked her way up to the role of Field Sales Director in 1999. Ms. Heino received her Master’s in Business Administration from the Stern School of Business at New York University. She earned a Bachelor’s of Science in Nursing from the City University of New York and a Bachelor’s of Science in Biology from the State University of New York at Stony Brook. She is currently on the Board of Directors for MassMEDIC, an industry association that serves the MedTech community of Massachusetts and serves on the Executive Committee for the Massachusetts Business Roundtable (MBR). Mary Anne Heino President and CEO

Robert J. Marshall Jr. joined Lantheus as Chief Financial Officer and Treasurer in September 2018. Mr. Marshall brings to the Company more than 30 years of finance experience, including in M&A, capital markets and investor relations. Prior to joining Lantheus, Mr. Marshall spent 16 years with Zimmer Biomet Holdings, Inc., a global medical device company with a leading position in musculoskeletal health. He held various senior leadership roles, including Vice President, Investor Relations and Corporate Treasurer, and most recently as Vice President, Americas Finance, for the U.S., Canadian and Latin American commercial markets. Prior to Zimmer Biomet, Bob was employed with Brown & Williamson Tobacco, a subsidiary of British American Tobacco, p.l.c., in Louisville, Kentucky, where he held several positions of increasing responsibility. Mr. Marshall holds a Master of Business Administration from Indiana University, South Bend, and a Bachelor of Business Administration in Finance from the University of Notre Dame. Bob also holds the CFA designation. Robert J. Marshall Jr. Chief Financial Officer and Treasurer

Paul Blanchfield serves as our Chief Commercial Officer, having joined Lantheus in January 2020. Prior to Lantheus, Mr. Blanchfield worked at Takeda Pharmaceutical Co. where he served as the Head of the U.S. Immunology Business Unit and managed a multi-billion-dollar P&L covering multiple rare diseases products. Prior to his time at Takeda, Mr. Blanchfield served in several different roles at Shire Plc across almost 6 years, including as the Head of U.S. Immunology, General Manager of Nordic-Baltics, Head of Corporate Strategy, and Chief of Staff to the CEO. In his time at Shire, Mr. Blanchfield launched multiple products, worked across nine different countries, oversaw a restructuring to increase commercial focus and reduce costs, and led efforts in M&A, corporate defense, integration, and long-term corporate and portfolio strategy. Prior to his time at Shire, Mr. Blanchfield worked at McKinsey & Company for 5 years, where he focused on health care, marketing, and sales. Mr. Blanchfield earned an MBA / MA in Education from Stanford University and an AB in Economics from Duke University. Paul Blanchfield Chief Commercial Officer

Jean-Claude Provost, MD joined Lantheus as Interim Chief Medical Officer in April 2022. Dr Provost brings to the Company more than 30 years of experience in international development of therapeutic drugs and diagnostic agents, including radiopharmaceuticals and contrast media agents. During his career he has consistently demonstrated successful management of global research and development of products at all phases, from discovery to post-marketing life cycle management. Dr. Provost joined Lantheus from his firm, Theranostics Consulting, where he provides research and development, medical and strategic consulting services to pharmaceutical and biotechnology companies and investment firms. In this capacity, he has advised Lantheus for the last three years. Previously, he was head of global R&D for GE Healthcare’s pharmaceutical diagnostics. He also held several management and clinical research positions with Pfizer, Bayer and Merck-Serono. He is a member of the Board of Directors of Exact Therapeutics AS, Norway and of Centre for Probe Development and Commercialization (CPDC), Canada. Dr. Provost holds degrees in Methodology and Statistics and Clinical Pharmacology from the University of Paris and a Doctorate in Medicine from the University Pierre & Marie Curie, Paris. Jean-Claude Provost, M.D. Interim Chief Medical Officer

Etienne Montagut joined Lantheus as Senior Vice President, Corporate Development in September 2018. Mr. Montagut brings to the Company more than 20 years of commercial, portfolio management and business development & licensing experience. Prior to joining Lantheus, Mr. Montagut spent the last six years with GE Healthcare, the $19 billion healthcare business of GE, and a leading provider of medical imaging, monitoring, biomanufacturing, and cell and gene therapy technologies. He held various senior leadership roles at GE Healthcare, including General Manager, Global SPECT Portfolio & Director of Cardiology, Executive, Global Product Leader SPECT Neurology & Cardiology, and most recently as Executive, General Manager Molecular Imaging Greater China. Prior to GE Healthcare, while at Ipsen (Euronext: IPN; ADR: IPSEY), a global specialty-driven biopharmaceutical group focused on innovation and specialty care, Mr. Montagut held both commercial and corporate positions, including Corporate Commercial Development, Business Development & Licensing and Portfolio Management. Mr. Montagut holds a Master of Business Administration from Imperial College, London, and a Master of Business Intelligence from EGE in Paris. Etienne Montagut Chief Business Officer

Aseem Anand, PhD. is the Vice President of Digital Imaging Biomarker at Lantheus. Since 2018, Dr. Anand has been leading EXINI Diagnostics AB, in Sweden, a wholly owned subsidiary of Lantheus Holdings. Under his leadership, EXINI has developed and commercially launched novel deep learning algorithms as a medical device in oncology image analysis, including the FDA cleared automated Bone Scan Index (K191262). Prior to EXINI, Dr. Anand was managing the translational research and correlative clinical trials at Memorial Sloan Kettering Cancer Center, NY, USA. Specifically, he led the development and validation of circulating tumor cells as a prognostic biomarker in metastatic prostate cancer. He has more than 20 peer-reviewed publications and has presented high impact abstracts in several international conferences. Dr. Anand has received his PhD in translational medicine from Lund University, Sweden and his Masters in Biotechnology from Columbia University, New York, USA. Aseem Anand VP of Digital Solutions Presenter Bios

Dr. Bela Denes (Vice President, Medical Affairs) is a board-certified urologist who practiced for 25 years and subsequently has had a distinguished industry career. Prior to joining Lantheus, Dr. Denes was the Global Medical Affairs Lead at Amgen, responsible for overseeing the medical plans, launch preparation and lifecycle management of three urology pipeline assets in development. Prior to joining Amgen, he served as Vice President of Medical Affairs at Blue Earth Diagnostics until the company’s acquisition by Bracco Imaging in August 2019. Prior to Blue Earth he spent time at Genomic Health, Eli Lilly, Pfizer, Spectrum and Abbott across medical affairs and clinical development. Additionally, Dr. Denes has presented and published numerous articles, abstracts, and posters at conferences both in the U.S. and abroad. Bela Denes, M.D. VP, Medical Affairs Presenter Bios

After graduate school, Mark spent nine years in equity research at Merrill Lynch, Morgan Stanley and UBS. After several years away, Mark returned to the sell side to work in corporate access at Credit Suisse for four years. From 2016-2018, Mark worked on the Investor Relations team at Foster City-based biotech, Gilead Sciences. In late 2018, Mark joined Lantheus where he serves as Senior Director and Head of Investor Relations. Mark Kinarney Senior Director, Investor Relations Presenter Bios

Dr. Morris is a prostate cancer specialist, clinical investigator, professor, and the Section Head of Prostate Cancer of the Genitourinary Oncology Service at Memorial Sloan-Kettering Cancer Center. He earned his medical degree from the Mount Sinai School of Medicine in New York and performed his internship and residency in Internal Medicine at Columbia Presbyterian Medical Center. He then completed his medical oncology fellowship at Memorial Sloan-Kettering Cancer Center. Dr. Morris has led numerous clinical trials but has a particular research focus on targeted therapy for prostate cancer, especially those that bridge the fields of Medical Oncology and Nuclear Medicine. In the field of therapeutics, he has focused on tumor and bone-directed radiopharmaceuticals for prostate cancer. He was part of the leadership team that developed Lu-177 PSMA-617, which is now FDA approved for men with advanced prostate cancer. He has a research focus interest in developing novel imaging technologies for metastatic prostate cancer and in credentialing imaging biomarkers. He has been a co-developer of the Prostate Cancer Working Group 2 and 3 Consensus Criteria, and prostate-specific imaging technologies such as PSMA-directed PET imaging. In addition, he is the Medical Director of the Prostate Cancer Clinical Trials Consortium, and chairs the GU Committee of the Alliance for Oncology Trials in Oncology, an NCI-funded cooperative group for the conduct of cancer clinical trials. Michael J. Morris, M.D. Section Head, Prostate Cancer, Memorial Sloan Kettering Cancer Center Presenter Bios

Dr. Crawford is a board-certified urologist who has devoted his career in medicine to educating the public about men's health issues and finding effective techniques and procedures to address prostate cancer, the most common malignancy affecting men in the United States. He is an internationally recognized expert in benign prostate hypertrophy, urologic cancers, and in particular, prostate cancer. As a professor in the Department of Urology, he instructs medical students, residents and fellows at UC San Diego School of Medicine. Dr. Crawford has conducted research in the treatment of advanced bladder cancer, metastatic adenocarcinoma of the prostate, hormone refractory prostate cancer, and other areas of urological infections and malignancies. He has authored or coauthored over 810 scientific articles, published seven textbooks, authored over 60 book chapters and provided more than 2,200 educational talks for patients and physicians. He has served as editor in chief of Grand Rounds in Urology since June of 2019. David Crawford, M.D. Professor of Urology, University of California San Diego Presenter Bios